Exhibit 10.6

                        ASSIGNMENT OF CONTRACTUAL RIGHTS

       Portions of Fault Block A-3 & Fault Block B in Voluntary Unit dated
                               September 16, 1985
            OCS-G 05346, Block 556 West Cameron Area, South Addition
            OCS-G 05391, Block 299, East Cameron Area, South Addition

OFFSHORE LOUISIANA         }
                           }
OUTER CONTINENTAL SHELF    } KNOW BY ALL THESE PRESENTS:
                           }
UNITED STATES OF AMERICA   }

          THAT, Millennium Offshore Group, Inc., 5300 Memorial, Ste. 1070, Houston, Texas 77007, hereinafter called "Assignor", for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it paid by Ridgewood Energy Corporation, 947 Linwood Avenue, Ridgewood, New Jersey 07450, hereinafter called "Assignee", the receipt and full sufficiency of which is hereby acknowledged, does hereby grant, convey, transfer and assign unto Assignee, its heirs, successors and assigns, an undivided 40.00000% Contractual Rights Interest with a corresponding 33.01332% Net Revenue Interest in and to the oil and gas mineral leases identified below (hereafter called "Subject Lease") INSOFAR AND ONLY INSOFAR as they cover the lands within Fault Block A-3 and Fault Block B-4 as depicted on the plat attached hereto as Exhibit "A", to wit:

     1. Oil and Gas Lease from the United States of America, as Lessor, to Amerada hess Corporation, et al, as Lessees, effective as of July 1, 1983, identified in the office of The Minerals Management Service, Gulf of Mexico OCS Region, as Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act bearing serial number OCS-G 05346, describing Block 556, West Cameron Area, South Addition, as shown on OCS Official Leasing Map, Louisiana Map No. LA1B; and

     2. Oil and Gas Lease from the United States of America, as Lessor, to CNG Producing Company and Mark Producing, Inc., as Lessees, effective as of July 1, 1983, identified in the office of The Minerals Management Service, Gulf of Mexico OCS Region, as Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act OCS-G 05391, describing Block 299, East Cameron Area, as shown on OCS Official Leasing Map, Louisiana Map No. 2A

          In the event Anadarko Petroleum Corporation or its assign does not exercise their preferential right to purchase the interest acquired by Seller from Gulf of Mexico Oil and Gas Properties LLC ("GOM Interest"), then the GOM Interest of 11.25% Working Interest with a corresponding 8.375% Net Revenue
Interest will pass to Assignor and, Assignee and Assignor agree that if same occurs, then the interest transferred to Assignee in Fault Block A-3 and Fault Block B-4 shall be 40.0000% Working Interest with a corresponding 32.34236% Net Revenue Interest.

          In the event the East Cameron Block 299 OCS-G 05391 A003 Well is to be utilized for a sidetrack operation to either Fault Block A-3 and Fault Block B-4, Assignor agrees to transfer to Assignee an undivided 40.00000% Working Interest in such well so that Assignee shall have the right to utilize same for such sidetracking operation in which it participates. Thereafter, Assignee shall assume 40.00000% of the obligations associated with such well, including, but not limited to, the ultimate plugging and abandonment of same, and be entitled to the associated net revenue interest as provided for above with such well.

          This assignment is made subject to all of the terms of express and implied covenants and conditions of the Subject Lease.

          This assignment is also made subject to the terms and provisions of the following listed agreements, of which all terms, conditions and reservations of said agreements are incorporated herein by reference:

               (a)  the Subject Lease;

               (b) the Operating Agreement dated July 1, 1983, covering West Cameron Block 556, between TXP Operating Company, as Operator, and Amerada Hess Corporation, et al, as Non-Operators;

               (c) the Purchase and Sale Agreement dated effective November 1, 2004, by and between Millennium Offshore Group, Inc., as Seller, and Ridgewood Energy Corporation., as Buyer, ("Purchase and Sale Agreement");

               (d) the Letter of Intent between Millennium Offshore, Inc. and Ridgewood Energy Corporation dated October 15, 2004;

               (e) the "Voluntary Pooling and Unitization Agreement dated September 16, 1985, between CNG Producing Company and Transco Exploration Company, et al, as amended by Letter Agreement dated September 16, 1987, between CNG Producing Company and Amerada Hess Corporation, et al;

               (f) the CoDevelopment Agreement dated August 26, 1985, between Belnorth Petroleum Corporation and CNG Producing Company, et al;

               (g) the Agreement for Purchase and Sale dated effective October 1, 2004, between Gulf of Mexico Oil and Gas Properties LLC, as Seller, and Millennium Offshore Group, Inc., as Buyer;

               (h)  the Simultaneous  Like-Kind  Exchange Agreement dated August
                    25,  2004,  between  Anadarko   Petroleum   Corporation  and
                    Millennium Offshore Group, Inc.

          Assignor specifically excludes herefrom all rights, title, interests and liabilities associated with any presently existing platform(s), pipeline(s), wellbore(s), (except, if assigned above, the East Cameron Block 299 OCS-G 05391 A003 Well) and other personal property associated with the Subject Lease, it being understood and agreed that

Assignee shall only be responsible for plugging and abandonment of the wellbores in which Assignee owns an interest here through this Assignment of Contractual Rights and shall bear no plugging, abandonment or decommissioning expense related to any well, facilities or pipelines which are not drilled, installed and/or owned by Assignee.

          THIS  ASSIGNMENT   SHALL  BE  GOVERNED,   CONSTRUED  AND  ENFORCED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.

          THIS ASSIGNMENT OF OPERATING RIGHTS IS EXECUTED BY ASSIGNOR WITHOUT WARRANTY OF TITLE, EITHER EXPRESSED OR IMPLIED, EXCEPT AS TO ACTS BY, THROUGH AND UNDER ASSIGNOR.

          IN WITNESS WHEREOF, this Assignment is executed by ASSIGNOR and ASSIGNEE on the dates set forth in their respective acknowledgements hereto, but shall be effective for all purposes as of 12:01 a.m., on November 1, 2004 ("Effective Time").

WITNESSES:                              ASSIGNOR:
                                        Millennium Offshore Group, Inc.

[Illegible]
------------------------------------    By: /s/ D. Kent Singleton
[Illegible]                                 ------------------------------------
                                            D. Kent Singleton, Vice President

WITNESSES:                              ASSIGNEE:
                                        Ridgewood Energy Corporation (1308)

[Illegible]
------------------------------------    By: /s/ Robert E. Swanson
[Illegible]                                 ------------------------------------
                                            Robert E. Swanson
                                            President and Chairman of the Board

                                 ACKNOWLEDGMENT

STATE OF NEW JERSEY   Section
                      Section
COUNTY OF BERGEN      Section

               BEFORE ME, the undersigned authority, on this _________ day of December, 2004, personally appeared Robert E. Swanson, known to me to be the person whose name is subscribed to the foregoing instrument as President and Chairman of the Board of RIDGEWOOD ENERGY CORPORATION, a Delaware corporation, and acknowledged to me that he executed the same for purposes and consideration therein expressed, and in the capacity therein stated and is the act and deed of said corporation.


                                /s/ Jeanne Thompson
                                ------------------------------------------------
                                Notary Public in and for the State of New Jersey

                                  My Commission Expires:______________________

                                                             [SEAL]

                                                        JEANNE THOMPSON
                                                 4 Notary Public of New Jersey
                                               My Commission Expires May 3, 2007

STATE OF TEXAS        Section
                      Section
COUNTY OF HARRIS      Section

               BEFORE ME, the undersigned authority, on this 10th day of December, 2004, personally appeared D. Kent Singleton, known to me to be the person whose name is subscribed to the foregoing instrument as Vice President of Millennium Offshore Group, Inc., a Texas corporation, and acknowledged to me that he executed the same for purposes and consideration therein expressed, and in the capacity therein stated and is the act and deed of said corporation.


                                /s/ Jerry D. Niekamp
                                ------------------------------------------------
                                Notary Public in and for the State of Texas

                                  My Commission Expires:______________________

            [SEAL]

       JERRY D. NIEKAMP
NOTARY PUBLIC, STATE OF TEXAS
    MY COMMISSION EXPIRES
        FEB. 20, 2005

                                  Exhibit "A"

  Attached to and made a part of that certain Assignment of Contractual Rights between Millennium Offshore Group, Inc., as Assignor, and Ridgewood
                        Energy Corporation, as Assignee.

                                   [GRAPHIC]

                           PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN

                         MILLENNIUM OFFSHORE GROUP, INC.
                                    AS SELLER

                                       AND
                          RIGDEWOOD ENERGY CORPORATION
                                    AS BUYER

                                WEST CAMERON 556
                                   OCS-G 05346
                  Deep Rights in the Southeast Quarter (SE/4)
                                        &
                                EAST CAMERON 299
                                   OCS-G 05391
                                WEST CAMERON 556
                                   OCS-G 05346
            Fault Block A-3 and Fault Block B-4 Voluntary Unit Areas
                                 GULF OF MEXICO

1.    SALE AND PURCHASE OF THE ASSETS..........................................3
      1.1    Acquired Assets...................................................3
      1.2    Assumed Liabilities...............................................4

2.    CONSIDERATION............................................................5
      2.1    Consideration.....................................................5
      2.2    Payment...........................................................5
      2.3    Allocation........................................................5
      2.4    Adjustments to Consideration......................................5

3.    EFFECTIVE DATE...........................................................6

4.    CLOSING..................................................................6
      4.1    Closing...........................................................6
      4.2    Delivery by Seller................................................6
      4.3    Further Cooperation...............................................6

5.    REVIEW OF ASSETS.........................................................6

6.    TITLE....................................................................6
      6.1    Examination.......................................................6
      6.2    Good and Marketable Title.........................................6
      6.3    Special Warranty..................................................9
      6.4    Permitted Encumbrances............................................9

7.    REPRESENTATIONS AND WARRANTIES OF SELLER................................10
      7.1    Seller's Representations and Warranties..........................10
      7.2    Scope of Representations of Seller...............................11

8.    REPRESENTATIONS AND WARRANTIES OF BUYER.................................11
      8.1    Buyer's Representations and Warranties...........................11

9.    RECORDS AND CONTRACTS...................................................12

10.   CERTAIN AGREEMENTS OF BUYER.............................................12
      10.1   Plugging Obligation..............................................12
      10.2   Plugging Bond....................................................13

11.   ADDITIONAL COVENANTS....................................................13
      11.1   Preferential Rights to Purchase..................................13
      11.2   Consents.........................................................13
      11.3   Buyer's Right to East Cameron Block 299 OCS-G 05391 Well A003....13
      11.4   Well Proposal by Seller..........................................14
      11.5   Seller's Agreement not to drill Offset Wells.....................14

12.   CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER............................14
      12.1   No Litigation....................................................14
      12.2   Representations and Warranties...................................14
      12.3   Seller's Bonds...................................................14

13.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER.......................14
      13.1   No Litigation....................................................14
      13.2   Representations and Warranties...................................15
      13.3   Seller's Bonds...................................................15

14.   TERMINATION.............................................................15
      14.1   Causes of Termination............................................15
      14.2   Effect of Termination............................................15

15.   INDEMNIFICATION.........................................................15
      15.1   INDEMNIFICATION BY SELLER........................................15
      15.2   INDEMNIFICATION BY BUYER.........................................17
      15.3   PHYSICAL INSPECTION..............................................18
      15.4   Notification.....................................................19

16.   MISCELLANEOUS...........................................................19
      16.1   Confidentiality..................................................19
      16.2   Competition......................................................20
      16.3   Notice...........................................................20
      16.4   Press Releases and Public Announcements..........................20
      16.5   Governing Law....................................................21
      16.6   Exhibits.........................................................21
      16.7   Fees, Expenses, Taxes and Recording..............................21
      16.8   Assignment.......................................................21
      16.9   Entire Agreement.................................................21
      16.10  Severability.....................................................21
      16.11  Captions.........................................................22
      16.12  Counterpart Execution............................................22
      16.13  Waiver of Certain Damages........................................22
      16.14  Amendments and Waivers...........................................22

Exhibits:
---------
1.1(A)-1    Lease
l.l(A)-2    Wells
2           Litigation
3           Allocated Values
4           Assignment of Operating Rights
5           Assignment of Contractual Rights
6           Blocks with Preferential Rights
7           Assumed Contracts and Bonding

                           PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this "Agreement") is entered into this 1st day of November, 2004, by and between MILLENNIUM OFFSHORE GROUP, INC., a Texas corporation, ("Seller"), and RIDGEWOOD ENERGY CORPORATION, a Delaware corporation, ("Buyer"). Buyer and Seller are collectively referred to herein as the "Parties" and sometimes individually referred to as a "Party."

                                    RECITALS:

A. Seller and Buyer have agreed that Seller will convey its right, title and interest in: 1) undivided 40% Operating Rights Interest in the Southeast Quarter (SE/4) of West Cameron Block 556, OCS-G 05346, Offshore Louisiana ("Lease") LIMITED to the rights below the Lentic 4 Unit Sand as identified at 16,085 feet Measured Depth in the Induction-SFL Electric Log for the CNG Producing Company OCS-G 05391 Well No. C-5, (formerly known as the OCS-G 05391 Well No. 5), having API # 17 702 4090600 (herein referred to as the "Deep Rights"), and 2) an undivided 40% Unit Participation Interest in Fault Block A-3 and Fault Block B-4 being in a portion of the East Cameron 299/West Cameron 556 Voluntary Unit under the Voluntary Pooling and Unitization Agreement dated September 16, 1985, covering portions of West Cameron Block 556 and East Cameron Block 299, by and between CNG Producing Company and Amerada Hess Corporation, et al, (herein referred to as the "Transferred Interest").

                                   WITNESSETH:

     In consideration of the mutual agreements contained in this Agreement, Buyer and Seller agree as follows:

1.   SALE AND PURCHASE OF THE ASSETS.

1.1 Acquired Assets. Subject to the terms and conditions of this Agreement, Seller agrees to transfer, convey and deliver to Buyer and Buyer agrees to acquire from Seller all of Seller's right, title and interest in and to the following (collectively, the "Assets") as of the Effective Date:

     (A) (i) The leasehold interests, mineral rights, royalty interests, overriding royalty interests, reversionary rights, and contractual rights to production pertaining to the lands and lease described in
          EXHIBIT 1.1(A)-1 (the "Lease"); (ii) all wells on the Lease, or lands pooled therewith listed in EXHIBIT l.l(A)-2 (the "Wells"); rights, privileges, benefits and powers with respect to the use and occupation of the Lease; Seller excludes from the sale herein all existing wells, pipelines, facilities, platforms and equipment, except those interests therein that arise directly from the sale of the interest hereunder. Further, Buyer assumes no plugging and abandonment liabilities or obligations for the West Cameron 557 C Platform or the East Cameron 299 A and B Platforms and the pipelines associated therewith.

     (B) The oil and gas and associated hydrocarbons ("Oil and Gas") in and under or otherwise attributable that are covered by the Lease or produced from the Wells;

     (C) To the extent assignable and applicable to the Assets, the licenses, servitudes, gas purchase and sale contracts to the extent that the same pertain or relate to periods after the Effective Date, as hereinafter defined, crude purchase and sale agreements, farmin agreements, farmout agreements, bottom hole contribution agreements, acreage contribution agreements, operating agreements, unit agreements, processing agreements, options, leases of equipment or facilities, joint venture agreements, pooling agreements, transportation agreements, and other contracts, agreements and rights, which are owned by Seller, in whole or in part, and are appurtenant to the Lease and listed on Exhibit 6 attached hereto and made a part hereof (collectively, the "Assumed Contracts");

     (D) To the extent assignable, all governmental permits, licenses and authorizations, as well as any applications for the same, related to the Lease or the use thereof; and

     (E) All of Seller's files, records and data relating to the items described in subsections (A), (B), (C), and (D) above, including, title records (title curative documents); surveys, maps and drawings; contracts; correspondence; geological records and information; production records, electric logs, core data, pressure data, decline curves, graphical production curves and all related matters and construction documents [except (i) to the extent the transfer, delivery or copying of such records may be restricted by contract with a third party; (ii) all documents and instruments of Seller that may be protected by the attorney-client privilege; (iii) all accounting and Tax files, books, records, Tax returns and Tax work papers related to such items; and (iv) any of Seller's seismic data or seismic data licensed from a third party that are restricted by contract (collectively, the "Records").

1.2 Assumed Liabilities. On the Closing Date, Buyer shall assume and agree to timely and fully pay, perform and otherwise discharge, without recourse to Seller or its affiliates, all of the liabilities and obligations of Seller and its affiliates, successors, assigns or representatives, direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, including but not limited to, Environmental Laws (as defined herein), taxes, securities law, personal injury, plugging, abandonment and surface restoration, and all liabilities and obligations under the Lease, Wells, Contracts, Related Assets and Records, which relate to the Assets on or after the Effective Date (collectively, the "Assumed Liabilities"). Seller shall be liable for and retain any Assumed Liabilities prior to the Effective Date. Notwithstanding the foregoing, Assumed Liabilities shall not include, and there is excepted, reserved and excluded from such Assumed Liabilities, the liabilities and obligations for: 1) all existing wells, pipelines, facilities, platforms and equipment, except those interests therein that arise directly from the sale of the interest hereunder, and 2) which Seller indemnifies Buyer against pursuant to Article 15.1. Further, Buyer assumes no plugging and abandonment liabilities or obligations for the West Cameron 557 C Platform or the East Cameron 299 A and B Platforms and the pipelines associated therewith.

2.   CONSIDERATION.

     2.1 Consideration. The consideration for the Assets, Buyer is paying to Seller the sum of TWELVE MILLION DOLLARS ($12,000,000.00 U.S.) and Buyer shall carry Seller for 10% of 6/6ths Working Interest through the installation of the wellhead, as hereinafter defined, on the initial test well (OCS-G 05346 B004 Well) planned to be drilled in the First Quarter of 2005 to test the Deep Rights, Buyer assuming all of the Assumed Liabilities, (the "Consideration").

     2.2 Payment. Adjustments, if any, pursuant to Section 2.4, shall be paid by Seller to Buyer or from Buyer to Seller, by wire transfer of immediately available funds on the Closing Date (hereinafter defined) or within twenty four hours thereafter.

     2.3  Allocation.   If  adjustments   pursuant  to  Section  6  occur,   the
          Consideration  shall be  allocated  to the Assets in  accordance  with
          EXHIBIT 3.

     2.4  Adjustments to Consideration.

          (A) At Closing, the Parties shall, if appropriate, account to one another for proceeds from production as of the Effective Date and for costs and expenses associated with the Assets as of the Effective Date as provided for in any applicable operating or other agreements Seller shall furnish Buyer with a Preliminary Closing Statement two days prior to the expected Closing which shall set forth an estimate of proceeds from production as of the Effective Date and costs and expenses associated with the Assets as of the Effective Date.

          (B) A post-closing adjustment statement based on the actual revenue and expenses shall be prepared and delivered by Seller to Buyer within one hundred twenty (120) days after the Closing. Seller or Buyer, as the case may be, shall be given access to and shall be entitled to review and audit the other Party's records pertaining to the computation of amounts claimed in such Post Closing Statement. Except for the Post-Closing Statement, if any, no additional adjustments shall be made for proceeds from production and for costs and expenses associated with the Assets from the Effective Date to Closing, unless Anadarko Petroleum Corporation or its assign elects to exercise its preferential right to purchase as described in Section 11 herein.

3. EFFECTIVE DATE. The effective date for the conveyance of the Assets shall be as of 12:01 a.m., local time at the location of the Lease on November 1, 2004 (the "Effective Date").

4.   CLOSING.

     4.1 Closing. The sale and purchase of the Assets ("Closing") shall take place at Seller's office which is located at 5300 Memorial Drive, Suite 1070, Houston, Texas 77057, and will occur on or before two (2) business days after the expiration date of the Preferential Right to Purchase in favor of Anadarko Petroleum Corporation or its assign.

     4.2 Delivery by Seller. At Closing, Seller shall deliver to Buyer a mutually acceptable Assignment of Operating Rights and Assignment of Contractual Interest in the same forms as attached on EXHIBITS 4 and 5 respectively. Such Assignment shall be executed in quadruplicate.

     4.3 Further Cooperation. At the Closing, and thereafter as may be necessary, Seller and Buyer shall execute and deliver such other instruments and documents and take such other actions as may be reasonably necessary to evidence and effectuate the transactions contemplated by this Agreement.

5. REVIEW OF ASSETS. Seller shall provide Buyer free access to the Assets and to all of its Records for Buyer's examination. In addition, Seller shall allow Buyer to conduct a physical and environmental examination of the Assets at Buyer's cost, risk and expense.

6.   TITLE.

     6.1 Examination. Following the execution of this Agreement, Buyer shall conduct such examination of the title to the Lease, based upon the Contracts and Lease and the public data, as is deemed appropriate by Buyer, at its sole cost, risk and expense. The purpose of such title examination shall be to determine if Seller has "Good and Marketable Title" to its interest in the Lease and Wells.

     6.2 Good and Marketable Title. As used herein the term "good and marketable title" shall mean:

          (A) As to the Lease and Wells, those operating rights of Seller which:

               (i) entitles Seller to receive from each Lease or Well not less than the interests shown in EXHIBIT1.1(A)-2 as the "Net Revenue Interest" of all Oil and Gas produced, saved and marketed from each Lease and Well and of all Oil and Gas produced, saved and marketed from any unit of which each Lease or Well is a part and allocated to such Lease or Well, all without reduction, suspension or termination of the interests in each Lease or Well throughout the duration of such Lease or the Lease upon which such Well is located, except as stated in such EXHIBIT; and

               (ii) obligates  Seller  to bear a  percentage  of the  costs  and expenses relating to the maintenance and development of, and operations relating to, the Lease and Wells not greater than the "Working Interest" shown in EXHIBIT 1.1(A)-1 and EXHIBIT l.l(A)-2, all without increase of the interests in each Lease and Well throughout the remaining duration of such Lease and Well, except as stated in such EXHIBIT.

          (B) That the operational character and title of Seller to the Assets which:

               (i) as of the Effective Date, is free and clear (except for Permitted Encumbrances as defined herein) of liens, encumbrances (including, but not limited to claims, demands, damages, liabilities, judgments and causes of action) and operational restrictions; and with respect to real property interests to be transferred to Buyer, real property interests are of record in the relevant counties and governmental offices.

     6.2.1 Defect Letters.

               (A) No later than three (3) business days prior to Closing, Buyer may notify Seller in writing ("Title Notice") of any liens, charges, contracts, agreements, obligations, encumbrances, defects and irregularities of title which would cause title to all or part of the Assets not to be good and marketable as defined in Section 6.2 hereof, or which would cause a breach of a representation or warranty of Seller ("Title Defect"). Such Title Notice shall describe in reasonable detail the Title Defect and include the estimated Title Defect Value attributable thereto. Any Title Defect not timely raised by Buyer pursuant to this Section
                    6.2.1 (A) shall be deemed waived.

               (B) If a Title Defect as set forth in a Notice is given to Seller as set forth above prior to Closing and is not cured to Buyer's satisfaction on or before the Closing, Closing shall be postponed as to the affected Assets and Seller shall have thirty (30) days after the Closing Date to cure said Defect or at Seller's option the affected Assets shall be withdrawn from this Agreement as stipulated herein. Should Seller not cure the Defect within the extended thirty
                    (30) day period, then the Title Defect shall be a

                    "Title Failure" unless waived by Buyer. Any Title Defect waived by Buyer under this Section shall become a Permitted Encumbrance as defined herein.

     6.2.2 Effect of Title Failure.

          (A) In the event of a Title Failure pursuant to Section 6.2.1, the affected Asset(s) shall be withdrawn from this Agreement or the Consideration shall be adjusted pursuant to the Allocated Value(s). In the event that the affected Assets are withdrawn from this Agreement, the Parties shall Close on the remaining Assets.

          (B) Buyer shall not be liable for any portion of the cost of any title curative performed by Seller.

          (C)  The value  attributable  to each Title Defect (the "Title  Defect
               Value")   notified  in  a  Notice  shall  be  determined  by  the
               following:

               (i) if the Title Defect asserted is that the Net Revenue Interest attributable to any Lease or Well is less than stated in the applicable EXHIBIT, then the Title Defect Value is the product of the Allocated Value attributed to such Asset, multiplied by a fraction, the numerator of which is the difference between the Net Revenue Interest set forth in the applicable EXHIBIT and the Net Revenue Interest actually owned, and the denominator of which is the Net Revenue Interest stated in the applicable EXHIBIT; or

               (ii) if the Title Defect  represents an obligation,  encumbrance, burden or charge upon the affected Asset (including any increase in Working Interest for which there is not a proportionate increase in Net Revenue Interest), the amount of the Title Defect Value is to be determined by taking into account the Allocated Value of the Asset, multiplied by a fraction, the numerator of which is the difference between the Working Interest set forth in the applicable EXHIBIT and the Working Interest actually owned, and the denominator of which is the Working Interest stated in the applicable EXHIBIT.

          D. No adjustment to Title. Notwithstanding anything to the contrary, there shall be no adjustments to the Consideration for Title Defects if the total adjustment is $100,000 or less in the aggregate. In the event that the Title Defects are more than $100,000 in the aggregate, (i) the Parties shall Close on the remaining Assets, or

                    (ii) either Party may terminate this Agreement by giving written notice to the other Party.

     6.3 Special Warranty. The documents to be executed and delivered by Seller to Buyer transferring the Assets to Buyer shall be subject to the Permitted Encumbrances. Seller shall warrant and defend the Assets unto Buyer against every person lawfully claiming the Assets or any part thereof, by, through or under Seller, but not otherwise. Seller's interests in the Assets are to be sold AS IS AND WHERE IS AND WITHOUT WARRANTY OF MERCHANTABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE, EITHER EXPRESS OR IMPLIED.

     6.4  Permitted   Encumbrances.   As  used   herein   the  term   "Permitted
          Encumbrances" shall mean any one (1) or more of the following described below or created or described in documents described below:

          (A) The terms and conditions of the Lease, including without limitation lessors' royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and similar burdens, if the net cumulative effect of the burdens does not operate to reduce the interest of Seller with respect to all Oil and Gas produced from any Well below the Net Revenue Interest for such Well set forth in EXHIBIT 1.1(A)-2;

          (B) The division orders and sales contracts terminable without penalty upon no more than ninety (90) days notice to the purchaser;

          (C) All rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein if they are routinely obtained subsequent to the sale or conveyance;

          (D) Easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations that do not materially interfere with the oil and gas operations to be conducted on any Well or Lease;

          (E)  All  operating  agreements,   unit  agreements,   unit  operating
               agreements, pooling agreements and pooling designations and other agreements affecting the Assets;

          (F) All rights reserved to or vested in any governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of governmental authority;

7.   REPRESENTATIONS AND WARRANTIES OF SELLER.

     7.1 Seller's Representations and Warranties. Subject to the disclosures set forth in the EXHIBITs referred to in this Article 7, Seller represents and warrants (which representations and warranties shall not survive the Closing), except as to 7.1 (E) and (G) which shall survive Closing, as follows:

          (A) Status. Seller is a Corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas.

          (B) Authority. Seller owns the Assets and has the requisite power and authority to enter into this Agreement, to carry out the transactions contemplated hereby, to transfer the Assets in the manner contemplated by this Agreement, and to undertake all of the obligations of Seller set forth in this Agreement.

          (C) Validity of Obligations. This Agreement and any documents or instruments delivered by Seller at the Closing shall constitute legal, valid and binding obligations of Seller, enforceable in accordance with their terms.

          (D) Contractual Restrictions. Seller has not entered into any contracts for or received prepayments, take-or-pay arrangements, buydowns, buyouts for Oil and Gas, or storage of the same relating to the Assets which Buyer shall be obligated to honor and make deliveries of Oil and Gas or pay refunds of amounts previously paid under such contracts or arrangements.

          (E) Litigation. To Seller's knowledge, except as set forth in EXHIBIT 2, there is no suit, action, claim, judgment or proceeding pending, arising out of, or with respect to the ownership, operation or environmental condition of the Assets that would have a material adverse affect upon the Assets. Buyer shall assume no liability or obligation with respect to the litigation set forth on EXHIBIT 2 which accrues to periods prior to the Effective Date.

          (F) Broker's Fees. Seller has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement, and, if any such obligation or liability exists, it shall remain an obligation of Seller, and Buyer shall have no responsibility therefor.

          (G) Qualification and Bonding. Seller is in compliance with the bonding and liability insurance requirements in accordance with all applicable state or federal laws or regulations and that it is and henceforth will continue to be qualified to own and operate any federal, state oil and gas leases that constitute part of the Assets and will continue to be properly bonded to meet all abandonment obligation requirements excluded from the Assumed Liabilities herein and retained by Seller.

     7.2 Scope of Representations of Seller. Except as expressly set forth in this Agreement, Seller disclaims all liability and responsibility for any representation, warranty, statements or communications (orally or in writing) to Buyer, including any information contained in any opinion, information or advice that may have been provided to Buyer by any employee, officer, director, agent, consultant, engineer or engineering firm, trustee, representative, investment banker, financial advisor, partner, member, beneficiary, stockholder or contractor of Seller wherever and however made, including those made in any data room or internet site and any supplements or amendments thereto or during any negotiations with respect to this Agreement or any confidentiality agreement previously executed by the Parties with respect to the Asset. EXCEPT AS SET FORTH IN THIS ARTICLE 7 OF THIS AGREEMENT, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, STATUTORY OR IMPLIED, AS TO (i) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO BUYER IN CONNECTION WITH THE ASSETS OR OTHERWISE CONSTITUTING A PORTION OF THE ASSETS; (ii) THE PRESENCE, QUALITY AND QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS, INCLUDING WITHOUT LIMITATION SEISMIC DATA AND SELLER'S INTERPRETATION AND OTHER ANALYSIS THEREOF; (iii) THE ABILITY OF THE ASSETS TO PRODUCE HYDROCARBONS, INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OPPORTUNITIES; (iv) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM THE ASSETS; (v) THE ENVIRONMENTAL CONDITION OF THE ASSETS; (vi) ANY PROJECTIONS AS TO EVENTS THAT COULD OR COULD NOT OCCUR; (vii) THE TAX ATTRIBUTES OF ANY ASSET; (viii) ANY OTHER MATTERS CONTAINED IN OR OMITTED FROM ANY INFORMATION OR MATERIAL FURNISHED TO BUYER BY SELLER OR OTHERWISE CONSTITUTING A PORTION OF THE ASSETS; AND (ix) THE COMPLETENESS OR ACCURACY OF THE INFORMATION CONTAINED IN ANY EXHIBIT HERETO. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY SELLER ARE PROVIDED TO BUYER AS A CONVENIENCE AND BUYER'S RELIANCE ON OR USE OF THE SAME IS AT BUYER'S SOLE RISK.

8.   REPRESENTATIONS AND WARRANTIES OF BUYER.

     8.1 Buyer's Representations and Warranties. Buyer represents and warrants (which representations and warranties shall survive the Closing) as follows:

          A.   Status   of   Incorporation.   Buyer   is  a   corporation   duly
               incorporated, validly existing and in good standing under the laws of the State of Delaware.

          B. Authority. Buyer has the corporate power and authority to enter into this Agreement, to carry out the transactions contemplated hereby and to undertake all of the obligations of Buyer set out in this Agreement.

          C. Validity of Obligations. The execution, delivery and performance of this Agreement and the performance of the transactions contemplated by this Agreement will not in any respect violate, nor be in conflict with, any provision of Buyer's charter, by-laws or other governing documents, or any agreement or instrument to which Buyer is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer (subject to governmental consents and approvals customarily obtained after the Closing). This Agreement constitutes legal, valid and binding obligations of Buyer, enforceable in accordance with its terms.

          D. Qualification and Bonding. Buyer is in compliance with the bonding and liability insurance requirements in accordance with all applicable state or federal laws or regulations and that it is and henceforth will continue to be qualified to own any federal, state oil and gas leases that constitute part of the Assets.

          E. Evaluation. Buyer represents that by reason of Buyer's knowledge and experience in the evaluation, acquisition and operation of oil and gas properties, Buyer has evaluated the merits and risks of purchasing the Assets from Seller and has formed an opinion based solely upon Buyer's knowledge and experience and not upon any representations or warranties by Seller.

          F. Broker's Fees. Buyer has incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement, and, if any such obligation or liability exists, it shall remain an obligation of Buyer, and Seller shall have no responsibility therefor.

9. RECORDS AND CONTRACTS. Seller shall have the right to make and retain copies of the Records and Contracts as Seller may desire prior to the delivery of the Records and Contracts to Buyer. Buyer, for a period of seven (7) years after the Closing Date, shall make available to Seller (at the location of such Records and Contracts in Buyer's organization) access to such Records and Contracts as Buyer may have in its possession (or to which it may have access) upon written request of Seller, during normal business hours. Seller shall provide Buyer the Records and Contracts within seven (7) days of Closing.

10. CERTAIN AGREEMENTS OF BUYER. Buyer agrees and covenants that the following provisions shall apply:

     10.1 Plugging Obligation. Buyer shall perform and assume all liability for its share of the necessary and proper plugging and abandonment of the Wells.

     10.2 MMS Qualification. Buyer has in place the necessary bonds or letters of credit as required by the Minerals Management Service ("MMS") for qualification to conduct business on the Outer Continental Shelf under the O.C.S.L.A., as same has been amended.

     10.3 Carried Interest in Favor of Seller: Buyer shall carry Seller for 10% of 6/6ths Working Interest through the installation of the Wellhead, as hereinafter defined, on the initial test well (OCS-G 05346 B004
          Well) planned to be drilled in the First Quarter of 2005 to test the Deep Rights; however, in the event Seller only owns an undivided 6.66667% Working Interest in Fault Block A-3 and Fault Block B-4, due to the exercising of the preferential right by Anadarko Petroleum Corporation or its assignee, Buyer agrees to carry Seller for 6.66667% of the costs incurred in the drilling and completion of OCS-G 05346 B004 Well through installation of the Wellhead. Installation of the Wellhead shall be defined as the point at which a well has been drilled, production casing and tubing have been placed in the wellbore and the well has been completed and fraced, if necessary, and the wellhead has been installed.

11.  ADDITIONAL COVENANTS.

     11.1 Preferential Rights to Purchase. Seller and Buyer acknowledge that a preferential right to purchase in favor of Anadarko Petroleum Corporation and Ridgewood Energy Corporation exist affecting the Assets. In the event Anadarko Petroleum Corporation or its assign elects to exercise their preferential right to purchase pursuant to the terms of the Operating Agreement dated July 1, 1983, between TXP Operating Company and Amerada Hess Corporation, all references herein to the Purchase Price, the Assets and any adjustments to consideration, revenues and expenses shall be proportionately reduced to the final interest of Buyer due to the result of the preferential right election.

     11.2 Consents. Buyer, under that certain Operating Agreement dated July 1, 1983 covering the Lease, hereby consents to the assignment hereunder from Seller to Buyer.

     11.3 Buyer's Right to East Cameron Block 299 OCS-G 05391 A003 Well: In the event the East Cameron Block 299 OCS-G 05391 A003 Well is to be utilized for a sidetrack operation to either Fault Block A-3 or Fault Block B-4, Seller agrees to transfer to Buyer an undivided 40.00000% Working Interest in such well so that Buyer shall have the right to utilize same for such sidetracking operation in which it participates. Thereafter, Buyer shall assume 40.00000% of the obligations associated with such well, including, but not limited to, the ultimate plugging and abandonment of same, and be entitled to the associated Net Revenue Interest of 33.01332% for such well; however, in the event Anadarko Petroleum Corporation or its assign does not exercise their preferential right to purchase the interest acquired by Seller from Gulf of Mexico Oil and Gas Properties LLC ("GOM Interest"), then the GOM Interest of 11.25% Working Interest with a corresponding 8.375% Net Revenue Interest will pass to Seller and, Buyer and Seller agree that if same occurs, then the interest transferred to Buyer in Fault Block A-3 and Fault Block B-4 shall be 40.00000% Working Interest with a corresponding 32.34236% Net Revenue Interest.

     11.4 Well Proposal by Seller: Seller agrees to propose the drilling of the West Cameron 556 Prospect to test the Lower Lentic sands with a spud date estimated for the first quarter of 2005.

     11.5 Seller's Agreement not to Drill Offset Wells: Seller has obtained rights on West Cameron Block 557, OCS-G 21058, and agrees not to drill a well on West Cameron Block 557 that, in Seller's opinion, will be offsetting and draining the wells that may be drilled on West Cameron Block 556 Deep Rights, unless Buyer has an interest in such competing well.

12. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER. All obligations of Buyer under this Agreement are, at Buyer's election, subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     12.1 No Litigation. At the Closing, no suit, action or other proceeding shall be pending before any court or governmental agency which attempts to prevent the occurrence of the transactions contemplated by this Agreement.

     12.2 Representations and Warranties. All representations and warranties of Seller contained in this Agreement shall be true in all material aspects as of the Closing as if such representations and warranties were made as of the Closing Date (except for those representations or warranties that are expressly made only as of another specific date, which representations and warranties shall be true in all material respects as of such other date) and Seller shall have performed and satisfied in all material respects all covenants and fulfilled all conditions required by this Agreement to be performed and satisfied by Seller at or prior to the Closing.

     12.3 Seller's Bonds: Seller represents to Buyer that Seller has in force and effect the Bonds in favor of the MMS as set forth on Exhibit 6 attached hereto and made a part hereof.

13. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER. All obligations of Seller under this Agreement are, at Seller's election, subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     13.1 No Litigation. At the Closing, no suit, action or other proceeding shall be pending before any court or governmental agency which attempts to prevent the occurrence of the transactions contemplated by this Agreement.

     13.2 Representations and Warranties. All representations and warranties of Buyer contained in this Agreement shall be true in all material aspects as of the Closing, as if such representations and warranties were made as of the Closing Date (except for those representations or warranties that are expressly made only as of another specific date, which representations and warranties shall be true in all material respects as of such other date) and Buyer shall have performed and satisfied in all material respects all covenants and fulfilled all conditions required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing.

     13.3 Seller's Bonds: Seller represents to Buyer that Seller has in force and effect the Bonds in favor of the MMS as set forth on Exhibit 6 attached hereto and made a part hereof.

14.  TERMINATION.

     14.1 Causes  of   Termination.   This   Agreement   and  the   transactions
          contemplated herein may be terminated:

          (A)  At any time by mutual consent of the Parties.

          (B) By either Party if a material adverse change to the Assets occurs prior to Closing or pursuant to Section 6.2.2(D).

          (C) By Buyer if, on the Closing Date, any of the conditions set forth in Article 12 hereof shall not have been satisfied or waived.

          (D) By Seller if, on the Closing Date, any of the conditions set forth in Article 13 hereof shall not have been satisfied or waived.

     14.2 Effect of Termination. In the event of the termination of this Agreement pursuant to the provisions of this Article 14 or elsewhere in this Agreement, this Agreement shall become void and have no further force and effect and, except for the indemnities provided for in Section 15.3, any breach of this Agreement prior to such termination and any continuing confidentiality requirement, neither Party shall have any further right, duty or liability to the other hereunder. Upon termination, Buyer agrees to use its best efforts to return to Seller or destroy, all materials, documents and copies thereof provided, obtained or discovered in the course of any due diligence investigations.

15.  INDEMNIFICATION.

     15.1 INDEMNIFICATION BY SELLER. UPON CLOSING, SELLER SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, RELEASE, DEFEND, INDEMNIFY, AND HOLD HARMLESS BUYER, ITS PARENT AND SUBSIDIARY COMPANIES, AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND OTHER

          REPRESENTATIVES (THE "BUYER GROUP") FROM AND AGAINST THE FOLLOWING:

          (A) MISREPRESENTATIONS. ALL CLAIMS, DEMANDS, LIABILITIES, JUDGMENTS, LOSSES AND REASONABLE COSTS, EXPENSES AND ATTORNEYS' FEES AND COURT COSTS (INDIVIDUALLY A "LOSS" AND COLLECTIVELY, THE "LOSSES") ARISING FROM THE BREACH BY SELLER OF ANY REPRESENTATION OR WARRANTY SET FORTH IN THIS AGREEMENT THAT SURVIVES CLOSING;

          (B) BREACH OF COVENANTS. ALL LOSSES ARISING FROM THE BREACH BY SELLER OF ANY COVENANT SET FORTH IN THIS AGREEMENT; AND

          (C) OWNERSHIP AND OPERATION. ALL LOSSES ARISING FROM THE OWNERSHIP AND OPERATION OF THE ASSETS PRIOR TO THE EFFECTIVE DATE DIRECTLY ASSOCIATED WITH THE FOLLOWING MATTERS:

               (i)  DAMAGES TO PERSONS OR PROPERTY;

               (ii) THE  VIOLATION  BY  SELLER OF ANY LAW OR  REGULATION  OR THE
                    TERMS OF ANY AGREEMENT BINDING UPON SELLER;

               (iii)CLAIMS OF SELLER'S CO-OWNERS,  PARTNERS, JOINT VENTURERS AND
                    OTHER PARTICIPANTS IN THE ASSETS;

               (iv) TAXES ATTRIBUTABLE TO THE ASSETS; AND

               (v)  THE  INCORRECT  PAYMENT OF ROYALTIES  AND BURDENS  UNDER THE
                    LEASE.

          (D) ABANDONMENT LIABILITIES. Covering any liabilities, duties and obligations relating to properly plugging and abandoning existing wells, removal of all pipelines, equipment, and platforms and related facilities now or hereafter located on the Assets, and cleaning up, restoring and remediation of the Assets in accordance with the applicable Environmental Laws and the Lease, including but not limited to liabilities, duties and obligations (including but not limited to the payment of fines, penalties, monetary sanctions or other amounts payable for failure to comply with the requirements of applicable Environmental Laws) related to any violation of any Environmental Laws or the presence, disposal, release or threatened release of any hazardous substance or hazardous waste from the Assets into the atmosphere or into the water whether or not attributable to Seller's activities or the activities of third parties; and

          (E) Notwithstanding the above, the following limitations shall apply to Seller's indemnification obligations:

               (i) Seller shall not be obligated to indemnify Buyer for any Loss unless Buyer has delivered a written notice of such Loss within the Survival Period (as defined below) applicable to such Loss. Any Loss for which Seller does not receive written notice before the end of the Survival Period shall be deemed to be an Assumed Liability. The "Survival Period" applicable to Losses shall mean:

                    (a) With regard to a breach of covenants and the matters covered by Article 15 for a period of eighteen (18) months after Closing, except for 15.1 (D) and (E), which indemnities from Seller to Buyer shall last the life of the Assets;

               (ii) The  indemnification  obligations of Seller pursuant to this
                    Agreement shall be limited to actual Losses and shall not include incidental, consequential, indirect, punitive, or exemplary Losses or damages;

               (iii)The  amount  of  Losses  required  to be paid by  Seller  to indemnify Buyer pursuant to this Agreement shall be reduced to the extent of any amounts actually received by Buyer pursuant to the terms of the insurance policies (if any) covering such claim and any tax benefits received by Buyer;

               (iv) Buyer  acknowledges  and  agrees  that  the  indemnification provisions in this Article 15 and the termination  rights in
                    Article 14 shall be the exclusive remedies of Buyer with respect to the transactions contemplated by this Agreement

               (v) Buyer acknowledges and agrees that the indemnification provisions in this Article 15 and the termination rights in
                    Article 14 shall be the exclusive remedies of Buyer with respect to the transactions contemplated by this Agreement.

     15.2 INDEMNIFICATION BY BUYER. UPON CLOSING, BUYER SHALL TO THE FULLEST EXTENT PERMITTED BY LAW, RELEASE, DEFEND, INDEMNIFY, AND HOLD HARMLESS SELLER, ITS PARENT AND SUBSIDIARY COMPANIES AND AFFILIATED LIMITED PARTNERSHIPS, AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS,

          EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES (THE "SELLER GROUP") FROM AND AGAINST THE FOLLOWING:

          (A) MISREPRESENTATIONS. ALL LOSSES ARISING FROM THE BREACH BY BUYER OF ANY REPRESENTATION OR WARRANTY SET FORTH IN THIS AGREEMENT THAT SURVIVES CLOSING;

          (B) BREACH OF COVENANTS. ALL LOSSES ARISING FROM THE BREACH BY BUYER OF ANY COVENANT SET FORTH IN THIS AGREEMENT;

          (C) OWNERSHIP AND OPERATION. ALL LOSSES ARISING FROM THE ASSUMED LIABILITIES, AND ALL LOSSES ARISING ON OR AFTER THE EFFECTIVE DATE FROM THE OWNERSHIP AND OPERATION OF THE ASSETS.

          (D) ENVIRONMENTAL LIABILITIES. SUBJECT TO ARTICLES 1.2 AND 15.1 (D), ALL ENVIRONMENTAL LIABILITIES, ARISING ON OR AFTER THE EFFECTIVE DATE ATTRIBUTABLE TO BUYER'S INTEREST CONVEYED HEREIN, SHALL BE THE RESPONSIBILTY OF BUYER AND BUYER SHALL BE LIABLE FOR ALL PLUGGING AND ABANDONING LIABILITIES ATTRIBUTABLE TO BUYER'S INTEREST IN THE WELLS CONVEYED HEREIN ON AND AFTER THE EFFECTIVE DATE. "ENVIRONMENTAL LIABILITIES" MEANS ANY AND ALL OBLIGATIONS AND LIABILITIES ARISING DIRECTLY OR INDIRECTLY FROM ANY IMPAIRMENT OR DAMAGE TO THE ENVIRONMENT CAUSED BY OR PERTAINING TO THE ASSETS OR THE OPERATION THEREOF INCLUDING ANY ABANDONMENT AND RECLAMATION OBLIGATIONS, ANY RELEASE, AND ANY OTHER MATTERS RELATING TO SURFACE, SUBSURFACE, AIR OR WATER CONTAMINATION OR THE BREACH OF ANY ENVIRONMENTAL LAWS.

     15.3 PHYSICAL INSPECTION. BUYER INDEMNIFIES AND AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS THE SELLER GROUP FROM AND AGAINST ANY AND ALL LOSSES ARISING FROM BUYER'S INSPECTING AND OBSERVING THE ASSETS, INCLUDING (A) LOSSES FOR PERSONAL INJURIES TO OR DEATH OF EMPLOYEES OF THE BUYER, ITS CONTRACTORS, AGENTS, CONSULTANTS AND REPRESENTATIVES, AND DAMAGE TO THE PROPERTY OF BUYER OR OTHERS ACTING ON BEHALF OF BUYER; AND (B) LOSSES FOR PERSONAL INJURIES TO OR DEATH OF EMPLOYEES OF THE SELLER GROUP OR THIRD PARTIES, AND DAMAGE TO THE PROPERTY OF THE SELLER GROUP OR THIRD PARTIES. THE FOREGOING INDEMNITY INCLUDES, AND THE PARTIES INTEND IT TO INCLUDE, AN INDEMNIFICATION OF THE SELLER GROUP FROM AND AGAINST

          LOSSES  ARISING  OUT OF OR  RESULTING,  IN  WHOLE  OR  PART,  FROM THE
          CONDITION  OF  THE  ASSETS  OR  THE  SELLER   GROUP'S   SOLE,   JOINT,
          COMPARATIVE, OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR FAULT.

     15.4 Notification. As soon as reasonably practical after obtaining knowledge thereof, the indemnified Party shall notify the indemnifying Party of any claim or demand which the indemnified Party has determined has given or could give rise to a claim for indemnification under this Article 15. Such notice shall specify the agreement, representation or warranty with respect to which the claim is made, the facts giving rise to the claim and the alleged basis for the claim, and the amount (to the extent then determinable) of liability for which indemnity is asserted. In the event any action, suit or proceeding is brought with respect to which a Party may be liable under this Article 15, the defense of the action, suit or proceeding (including all settlement negotiations and arbitration, trial, appeal, or other proceeding) shall be at the discretion of and conducted by the indemnifying Party. If an indemnified Party shall settle any such action, suit or proceeding without the written consent of the indemnifying Party (which consent shall not be unreasonably withheld), the right of the indemnified Party to make any claim against the indemnifying Party on account of such settlement shall be deemed conclusively denied. An indemnified Party shall have the right to be represented by its own counsel at its own expense in any such action, suit or proceeding, and if an indemnified Party is named as the defendant in any action, suit or proceeding, it shall be entitled to have its own counsel and defend such action, suit or proceeding with respect to itself at its own expense. Subject to the foregoing provisions of this Article 15, neither Party shall, without the other Party's written consent, settle, compromise, confess judgment or permit judgment by default in any action, suit or proceeding if such action would create or attach any liability or obligation to the other Party. The Parties agree to make available to each other, and to their respective counsel and accountants, all information and documents reasonably available to them which relate to any action, suit or proceeding, and the Parties agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

16.  MISCELLANEOUS.

     16.1 Confidentiality.

          (A) Prior to Closing, to the extent not already public, Buyer shall exercise all due diligence in safeguarding and maintaining secure all engineering, geological and geophysical data, seismic data, reports and maps, the results and findings of Buyer with regard to its due diligence associated with the Assets (including without limitation with regard to due diligence associated with environmental and title matters) and other data relating to the Assets (collectively, the "Confidential Information"). Buyer acknowledges that, prior to Closing, all Confidential Information shall be treated as confidential and shall not be disclosed to third parties without the prior written consent of Seller.

          (B) In the event of termination of this Agreement for any reason, Buyer shall not use or knowingly permit others to use such Confidential Information in a manner detrimental to Seller, and will not disclose any such Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, except to Seller or to a governmental agency pursuant to a valid subpoena or other order or pursuant to applicable governmental regulations, rules or statutes.

          (C) The undertaking of confidentiality shall not diminish or take precedence over any separate confidentiality agreement between the Parties. Should this Agreement terminate, such separate confidentiality agreement shall remain in full force and effect.

     16.2 Competition. Buyer acknowledges that Seller may presently own interests or have leads, prospects, information or ideas on properties or leaseholds adjacent to, adjoining or in the vicinity of the Assets. Seller shall not be prohibited in any way from pursuing any activity or business opportunity on property not being transferred to Buyer pursuant to this Agreement.

     16.3 Notice. Any notice, request, demand, or consent required or permitted to be given hereunder shall be in writing and delivered in person or by certified letter, with return receipt requested or by prepaid overnight delivery service, or by facsimile addressed to the Party for whom intended at the following addresses:

          SELLER:

                    Millennium Offshore Group, Inc.
                    5300 Memorial Drive, Suite 1070
                    Houston, Texas 77057
                    Attn: Mr. Kent Singleton
                    Tel: (713) 652-0137
                    Fax: (713) 652-0482

          BUYER:

                    Ridgewood Energy Corporation.
                    947 Linwood Avenue
                    Ridgewood, New Jersey 07450
                    Attn: Mr. Robert Swanson
                    Tel: (201) 447-9000
                    Fax: (201) 447-0474

          or at such other address as any of the above shall specify by like notice to the other.

     16.4 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement

    16.11 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

    16.12 Counterpart Execution. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

    16.13 Waiver of Certain Damages. Each of the Parties hereby waives and agrees not to seek consequential or punitive damages with respect to any claim, controversy, or dispute arising out of or relating to this Agreement or the breach thereof.

    16.14 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument in writing signed by both parties. Any Party hereto may, only by an instrument in writing, waive compliance by another Party with any term or provision of this Agreement on the part of such other Party hereto to be performed or complied with. The waiver by any Party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

Executed as of the day and year first above written.

                                        SELLER:
                                        MILLENNIUM OFFSHORE GROUP, INC.


                                        By: /s/ Stan Mendenhall
                                            -----------------------------------
                                        Name: Stan Mendenhall
                                        Title: Executive Vice President

                 [SEAL]


                                        RIDGEWOOD ENERGY CORPORATION


                                        By: /s/ Robert E. Swanson
                                            -----------------------------------
                                        Name: Robert E. Swanson
                                        Title: President

                                EXHIBIT 1.1 (A)-l

     Attached to and made a part of the Purchase and Sale Agreement between Millennium Offshore Group, Inc. as Seller, and Ridgewood Energy Corporation as
                                     Buyer.

                                      LEASE

Oil and Gas Lease from the United States of America, as Lessor, to Amerada hess Corporation, et al, as Lessees, effective as of July 1, 1983, identified in the office of The Minerals Management Service, Gulf of Mexico OCS Region, as Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act bearing serial number OCS-G 05346, describing Block 556, West Cameron Area, South Addition, as shown on OCS Official Leasing Map, Louisiana Map No. LA1B, covering 5,000.00 acres, more or less, INSOFAR AND ONLY INSOFAR as said OCS-G 05346 covers the Southeast Quarter (SE/4) and further limited to those rights and depths below the Lentic 4 Unit Sand as identified at 16,085 feet Measured Depth in the Induction-SFL Electric Log for the CNG Producing Company OCS-G 05391 Well No. C-5, (formerly known as the OCS-G 05391 Well No. 5), having API # 17 702 4090600.

     Buyer shall own the following interests in the Lease:

1. An undivided 40% Working Interest with a corresponding 32.66667% Net Revenue Interest in the rights below the Lentic 4 Unit Sand as identified at 16,085 feet Measured Depth in the Induction-SFL Electric Log for the CNG Producing Company OCS-G 05391 Well No. C-5, (formerly known as the OCS-G 05391 Well No. 5), having API # 17 702 in the Southeast Quarter (SE/4) of West Cameron Block 556, OCS-G 05346.

2. A 40% Unit Participation Interest with a corresponding 33.01332% Net Revenue Interest, within a portion of the Unit area designated as Fault Block A-3 and Fault Block B-4 in the existing voluntary unit governed by the Voluntary Pooling and Unitization Agreement dated September 16, 1985, covering portions West Cameron Block 556, OCS-G 05346 and East Cameron Block 299 OCS-G 05391; however, in the event Anadarko Petroleum Corporation or its assign does not exercise their preferential right to purchase the interest acquired by Seller from Gulf of Mexico Oil and Gas Properties LLC ("GOM Interest"), then the GOM Interest of 11.25% Working Interest with a corresponding 8.375% Net Revenue Interest will pass to Seller and, Buyer and Seller agree that if same occurs, then the interest transferred to Buyer in Fault Block A-3 and Fault Block B-4 shall be 40.0000% Working Interest with a corresponding 32.34236% Net Revenue Interest.

                                 END OF EXHIBIT

                                EXHIBIT 1.1 (A)-2

     Attached to and made a part of the Purchase and Sale Agreement between Millennium Offshore Group, Inc. as Seller, and Ridgewood Energy Corporation as
                                     Buyer.

                                      WELLS

     There are no existing wellbores or facilities being conveyed hereunder; however, in the event the East Cameron Block 299 OCS-G 05391 A003 Well is to be utilized for a sidetrack operation to either Fault Block A-3 or Fault Block B-4, Seller agrees to transfer to Buyer an undivided 40.00000% Working Interest in such well so that Buyer shall have the right to utilize same for such sidetracking operation in which it participates. Thereafter, Buyer shall assume 40.00000% of the obligations associated with such well, including, but not limited to, the ultimate plugging and abandonment of same.

                                 END OF EXHIBIT

                                    EXHIBIT 3

     Attached to and made a part of the Purchase and Sale Agreement between Millennium Offshore Group, Inc as Seller, and Ridgewood Energy Corporation as
                                     Buyer.

                                ALLOCATED VALUES:

An undivided 40% Working Interest with a corresponding 32.66667% Net Revenue Interest in the rights below the Lentic 4 Unit Sand as identified at 16,085 feet Measured Depth in the Induction-SFL Electric Log for the CNG Producing Company OCS-G 05391 Well No. C-5, (formerly known as the OCS-G 05391 Well No. 5), having API # 17 702 in the Southeast Quarter (SE/4) of West Cameron Block 556, OCS-G 05346;

AND

A 40% Unit Participation Interest within a portion of the Unit area designated as Fault Block A-3 and Fault Block B-4 in the existing voluntary unit governed by the Voluntary Pooling and Unitization Agreement dated September 16, 1985, covering portions West Cameron Block 556, OCS-G 05346 and East Cameron Block 299 OCS-G 05391;

AND

Ridgewood shall carry Millennium for 10% of 6/6ths Working Interest through the installation of the Wellhead on the initial test well (OCS-G 05346 B004 Well) planned to be drilled in the First Quarter of 2005 to test the Deep Rights. In the event Millennium only owns an undivided 6.66667% Working Interest due to the exercising of the preferential right by Anadarko Petroleum Corporation or its assignee, Ridgewood agrees to carry Millennium for 6.66667% of the OCS-G 05346 B004 Well through installation of the Wellhead.

ESTIMATED VALUE: $12,000,000.00 (U.S.)

                                 END OF EXHIBIT

                                    EXHIBIT 4

     Attached to and made a part of the Purchase and Sale Agreement between Millennium Offshore Group, Inc. as Seller, and Ridgewood Energy Corporation as
                                     Buyer.

                         ASSIGNMENT OF OPERATING RIGHTS

           OCS-G 05346, Block 556, West Cameron Area, South Addition,

OFFSHORE LOUISIANA               }
                                 }
OUTER CONTINENTAL SHELF          }       KNOW BY ALL THESE PRESENTS:
                                 }
UNITED STATES OF AMERICA         }

          THAT, Millennium Offshore Group, Inc., 5300 Memorial, Ste. 1070, Houston, Texas 77007, hereinafter called "Assignor", for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it paid by Ridgewood Energy Corporation, 947 Linwood Avenue, Ridgewood, New Jersey 07450, hereinafter called "Assignee", the receipt and full sufficiency of which is hereby acknowledged, does hereby grant, convey, transfer and assign unto Assignee, its heirs, successors and assigns, an undivided 40.00000% Operating Rights Interest in and to the oil and gas mineral lease identified below (hereafter called "Subject Lease"), to wit:

          Oil and Gas Lease from the United States of America, as Lessor, to Amerada hess Corporation, et al, as Lessees, effective as of July 1, 1983, identified in the office of The Minerals Management Service, Gulf of Mexico OCS Region, as Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act bearing serial number OCS-G 05346, describing Block 556, West Cameron Area, South Addition, as shown on OCS Official Leasing Map, Louisiana Map No. LA1B, covering 5,000.00 acres, more or less, INSOFAR AND ONLY INSOFAR as said OCS-G 05346 covers the Southeast Quarter (SE/4) and further limited to those rights and depths below the Lentic 4 Unit Sand as identified at 16,085 feet Measured Depth in the Induction-SFL Electric Log for the CNG Producing Company OCS-G 05391 Well No. C-5, (formerly known as the OCS-G 05391 Well No. 5), having API # 17 702 4090600.

          This assignment is made subject to all of the terms of express and implied covenants and conditions of the Subject Lease

          This assignment is also made subject to the terms and provisions of the following listed agreements, of which all terms, conditions and reservations of said agreements are incorporated herein by reference:

               (a)  the Subject Lease;

               (b)  the  Operating  Agreement  dated July 1, 1983,  between  TXP
                    Operating   Company,   as   Operator,   and   Amerada   Hess
                    Corporation, et al, as Non-Operators;

               (c) the Purchase and Sale Agreement dated effective November 1, 2004, by and between Millennium Offshore Group, Inc., as Seller, and Ridgewood Energy Corporation., as Buyer, ("Purchase and Sale Agreement");

               (d) the Letter of Intent between Millennium Offshore, Inc. and Ridgewood Energy Corporation dated October 15, 2004;

               (e) the Voluntary Pooling and Unitization Agreement dated September 16, 1985, between CNG Producing Company and Transco Exploration Company, et al, as amended by Letter Agreement dated September 16, 1987, between CNG Producing Company and Amerada Hess Corporation, et al, as amended by Letter Agreement dated September 16, 1987, between CNG Producing Company and Amerada Hess Corporation, et al;

               (f) the CoDevelopment Agreement dated August 26, 1985, between Belnorth Petroleum Corporation and CNG Producing Company, et al; the Offshore Operating Agreement dated July 1, 1983, between TXP Operating Company and Amerada Hess Corporation, et al, as Non-Operators.

          Assignor specifically excludes herefrom all rights, title, interests and liabilities associated with any presently existing platform(s), pipeline(s), wellbore(s), and other personal property associated with the Subject Lease, it being understood and agreed that Assignee shall only be responsible for plugging and abandonment of the wellbores in which Assignee owns an interest here through this Assignment of Operating Rights and shall bear no plugging, abandonment or decommissioning expense related to any well, facilities or pipelines which are not drilled, installed and/or owned by Assignee.

          THIS  ASSIGNMENT   SHALL  BE  GOVERNED,   CONSTRUED  AND  ENFORCED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.

          THIS ASSIGNMENT OF OPERATING RIGHTS IS EXECUTED BY ASSIGNOR WITHOUT WARRANTY OF TITLE, EITHER EXPRESSED OR IMPLIED, EXCEPT AS TO ACTS BY, THROUGH AND UNDER ASSIGNOR.

     IN WITNESS WHEREOF, this Assignment is executed by ASSIGNOR and ASSIGNEE on the dates set forth in their respective acknowledgements hereto, but shall be effective for all purposes as of 12:01 a.m., on November 1, 2004 ("Effective Time"), subject to the approval thereof by the Minerals Management Service, United States Department of the Interior, pursuant to 30 CFR 256, Sub-Part J.

WITNESSES:                              ASSIGNOR:
                                        Millennium Offshore Group, Inc. (2383)
-------------------------------------

-------------------------------------   By:
                                            ------------------------------------


WITNESSES:                              ASSIGNEE:
                                        Ridgewood Energy Corporation (1308)


[Illegible]
-------------------------------------
[Illegible]                             By: [Illegible]
                                            ------------------------------------

             [SEAL]

                                 ACKNOWLEDGMENT

STATE OF NEW JERSEY   Section
                      Section
COUNTY OF BERGEN      Section

          BEFORE ME, the undersigned authority, on this 15 day of November 2004, personally appeared [Illegible] known to me to be the person whose name is subscribed to the foregoing instrument as President of RIDGEWOOD ENERGY CORPORATION, a Delaware corporation, and acknowledged to me that he executed the same for purposes and consideration therein expressed, and in the capacity therein stated and is the act and deed of said corporation.


                                /s/ Jeanne Thompson
                                ------------------------------------------------
                                Notary Public in and for the State of New Jersey

                                My Commission Expires:______________________

                                                        JEANNE THOMPSON
                                                 A Notary Public of New Jersey
                                               My Commission Expires May 3, 2007

STATE OF TEXAS     Section
                   Section
COUNTY OF HARRIS   Section

          BEFORE ME, the undersigned authority, on this _____ day of ___________, 2004, personally appeared _______________, known to me to be the person whose name is subscribed to the foregoing instrument as Vice President of Millennium Offshore Group, Inc., a Texas corporation, and acknowledged to me that he executed the same for purposes and consideration therein expressed, and in the capacity therein stated and is the act and deed of said corporation.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

                                     My Commission Expires: ____________________

                                    EXHIBIT 5

     Attached to and made a part of the Purchase and Sale Agreement between Millennium Offshore Group, Inc. as Seller, and Ridgewood Energy Corporation as
                                     Buyer.

                        ASSIGNMENT OF CONTRACTUAL RIGHTS

       Portions of Fault Block A-3 & Fault Block B in Voluntary Unit dated
                               September 16, 1985
            OCS-G 05346, Block 556 West Cameron Area, South Addition
            OCS-G 05391, Block 299, East Cameron Area, South Addition

OFFSHORE LOUISIANA         }
                           }
OUTER CONTINENTAL SHELF    } KNOW BY ALL THESE PRESENTS:
                           }
UNITED STATES OF AMERICA   }

          THAT, Millennium Offshore Group, Inc., 5300 Memorial, Ste. 1070, Houston, Texas 77007, hereinafter called "Assignor", for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it paid by Ridgewood Energy Corporation, 947 Linwood Avenue, Ridgewood, New Jersey 07450, hereinafter called "Assignee", the receipt and full sufficiency of which is hereby acknowledged, does hereby grant, convey, transfer and assign unto Assignee, its heirs, successors and assigns, an undivided 40.00000% Contractual Rights Interest with a corresponding 33.01332% Net Revenue Interest in and to the oil and gas mineral leases identified below (hereafter called "Subject Lease") INSOFAR AND ONLY INSOFAR as they cover the lands within Fault Block A-3 and Fault Block B-4 as depicted on the plat attached hereto as Exhibit "A", to wit:

     1. Oil and Gas Lease from the United States of America, as Lessor, to Amerada hess Corporation, et al, as Lessees, effective as of July 1, 1983, identified in the office of The Minerals Management Service, Gulf of Mexico OCS Region, as Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act bearing serial number OCS-G 05346, describing Block 556, West Cameron Area, South Addition, as shown on OCS Official Leasing Map, Louisiana Map No. LA1B; and

     2. Oil and Gas Lease from the United States of America, as Lessor, to CNG Producing Company and Mark Producing, Inc., as Lessees, effective as of July 1, 1983, identified in the office of The Minerals Management Service, Gulf of Mexico OCS Region, as Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act OCS-G 05391, describing Block 299, East Cameron Area, as shown on OCS Official Leasing Map, Louisiana Map No. 2A

          In the event Anadarko Petroleum Corporation or its assign does not exercise their preferential right to purchase the interest acquired by Seller from Gulf of Mexico Oil and Gas Properties LLC ("GOM Interest"), then the GOM Interest of 11.25% Working Interest with a corresponding 8.375% Net Revenue Interest will pass to Assignor and, Assignee and Assignor agree that if same occurs, then the interest transferred to Assignee in Fault Block A-3 and Fault Block B-4 shall be 40.0000% Working Interest with a corresponding 32.34236% Net Revenue Interest.

          In the event the East Cameron Block 299 OCS-G 05391 A003 Well is to be utilized for a sidetrack operation to either Fault Block A-3 and Fault Block B-4, Assignor agrees to transfer to Assignee an undivided 40.00000% Working Interest in such well so that Assignee shall have the right to utilize same for such sidetracking operation in which it participates. Thereafter, Assignee shall assume 40.00000% of the obligations associated with such well, including, but not limited to, the ultimate plugging and abandonment of same, and be entitled to the associated net revenue interest as provided for above with such well.

          This assignment is made subject to all of the terms of express and implied covenants and conditions of the Subject Lease.

          This assignment is also made subject to the terms and provisions of the following listed agreements, of which all terms, conditions and reservations of said agreements are incorporated herein by reference:

               (a)  the Subject Lease;

               (b)  the  Operating  Agreement  dated July 1, 1983,  between  TXP
                    Operating   Company,   as   Operator,   and   Amerada   Hess
                    Corporation, et al, as Non-Operators;

               (c) the Purchase and Sale Agreement dated effective November 1, 2004, by and between Millennium Offshore Group, Inc., as Seller, and Ridgewood Energy Corporation., as Buyer, ("Purchase and Sale Agreement");

               (d) the Letter of Intent between Millennium Offshore, Inc. and Ridgewood Energy Corporation dated October 15, 2004;

               (e) the Voluntary Pooling and Unitization Agreement dated September 16, 1985, between CNG Producing Company and Transco Exploration Company, et al, as amended by Letter Agreement dated September 16, 1987, between CNG Producing Company and Amerada Hess Corporation, et al, as amended by Letter Agreement dated September 16, 1987, between CNG Producing Company and Amerada Hess Corporation, et al;

               (f) the CoDevelopment Agreement dated August 26, 1985, between Belnorth Petroleum Corporation and CNG Producing Company, et al; the Offshore Operating Agreement dated July 1, 1983, between TXP Operating Company and Amerada Hess Corporation, et al, as Non-Operators.

          Assignor specifically excludes herefrom all rights, title, interests and liabilities associated with any presently existing platform(s), pipeline(s), wellbore(s), (except, if assigned above, the East Cameron Block 299 OCS-G 05391 A003 Well) and other personal property associated with the Subject Lease, it being understood and agreed that Assignee shall only be responsible for plugging and abandonment of the wellbores in which Assignee owns an interest here through this Assignment of Contractual Rights and shall bear no plugging, abandonment or decommissioning expense related to any well, facilities or pipelines which are not drilled, installed and/or owned by Assignee.

          THIS  ASSIGNMENT   SHALL  BE  GOVERNED,   CONSTRUED  AND  ENFORCED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.

          THIS ASSIGNMENT OF OPERATING RIGHTS IS EXECUTED BY ASSIGNOR WITHOUT WARRANTY OF TITLE, EITHER EXPRESSED OR IMPLIED, EXCEPT AS TO ACTS BY, THROUGH AND UNDER ASSIGNOR.

          IN WITNESS WHEREOF, this Assignment is executed by ASSIGNOR and ASSIGNEE on the dates set forth in their respective acknowledgements hereto, but shall be effective for all purposes as of 12:01 a.m., on November 1, 2004 ("Effective Time").


WITNESSES:                                ASSIGNOR:
                                          Millennium Offshore Group, Inc. (2383)
-----------------------------

-----------------------------             By:
                                              ----------------------------------
          [SEAL]

                                          ASSIGNEE:
                                          Ridgewood Energy Corporation (1308)


                                          By: /s/ [Illegible]
                                              ----------------------------------

                                 ACKNOWLEDGMENT

STATE OF NEW JERSEY   Section
                      Section
COUNTY OF BERGEN      Section

          BEFORE ME the undersigned authority, on this 15 day of November 2004, personally appeared Robert E. Swanson known to me to be the person whose name is subscribed to the foregoing instrument as President of RIDGEWOOD ENERGY CORPORATION, a Delaware corporation, and acknowledged to me that he executed the same for purposes and consideration therein expressed, and in the capacity therein stated and is the act and deed of said corporation.


                                          /s/ Jeanne Thompson
                                          --------------------------------------
                                          Notary Public in and for the State of
                                          New Jersey

                                          My Commission Expires: _______________

                                                        JEANNE THOMPSON
                                                 A Notary Public of New Jersey
                                               My Commission Expires May 3, 2007

STATE OF TEXAS     Section
                   Section
COUNTY OF HARRIS   Section

          BEFORE ME the undersigned authority, on this ____ day of ____________, 2004, personally appeared _________________________, known to me to be the person whose name is subscribed to the foregoing instrument as Vice President of Millennium Offshore Group Inc., a Texas corporation, and acknowledged to me that he executed the same for purposes and consideration therein expressed, and in the capacity therein stated and is the act and deed of said corporation.


                                          --------------------------------------
                                          Notary Public in and for the State of
                                          Texas

                                          My Commission Expires: _______________

                                   Exhibit "A"

  Attached to and made a part of that certain Assignment of Contractual Rights between Millennium Offshore Group, Inc., as Assignor, and Ridgewood
                        Energy Corporation, as Assignee.

                                    [GRAPHIC]

                                    EXHIBIT 6

     Attached to and made a part of the Purchase and Sale Agreement between Millennium Offshore Group, Inc. as Seller, and Ridgewood Energy Corporation as
                                     Buyer.

ARTICLE XXI OF THAT CERTAIN OPERATING AGREEMENT DATED JULY 1, 1983, BETWEEN TXP OPERATING COMPANY, AS OPERATOR, AND AMERADA HESS CORPORATION, ET AL, AS NON-OPERATORS, COVERING OCS-G 05346, WEST CAMERON BLOCK 556, OFFSHORE LOUISIANA, PROVIDES FOR A PREFERENTIAL RIGHT TO PURCHASE.

                                 END OF EXHIBIT

                                    EXHIBIT 7

     Attached to and made a part of the Purchase and Sale Agreement between Millennium Offshore Group, Inc as Seller, and Ridgewood Energy Corporation as
                                     Buyer.

                                ASSUMED CONTRACTS

          (a)  the Subject Lease;

          (b) the Operating Agreement dated July 1, 1983, between TXP Operating Company, as Operator, and Amerada Hess Corporation, et al, as Non-Operators;

          (c) the Purchase and Sale Agreement dated effective November 1, 2004, by and between Millennium Offshore Group, Inc., as Seller, and Ridgewood Energy Corporation., as Buyer, ("Purchase and Sale Agreement");

          (d) the Letter of Intent between Millennium Offshore, Inc. and Ridgewood Energy Corporation dated October 15, 2004;

          (e) the Voluntary Pooling and Unitization Agreement dated September 16, 1985, between CNG Producing Company and Transco Exploration Company, et al, as amended by Letter Agreement dated September 16, 1987, between CNG Producing Company and Amerada Hess Corporation, et al, as amended by Letter Agreement dated September 16, 1987, between CNG Producing Company and Amerada Hess Corporation, et al;

          (f) the CoDevelopment Agreement dated August 26, 1985, between Belnorth Petroleum Corporation and CNG Producing Company, et al; the Offshore Operating Agreement dated July 1, 1983, between TXP Operating Company and Amerada Hess Corporation, et al, as Non-Operators.

                            BONDS CURRENTLY EFFECTIVE

OCS Mineral Lessee's and Operators Supplemental Plugging and Abandonment Bond RLB0006827 from surety company RLI Insurance Company to principle Millennium Offshore Group, Inc. in the amount of $1,550,000 dated September 16, 2004

OCS Mineral Lessee's and Operators Supplemental Plugging and Abandonment Bond RLB0004073 from surety company RLI Insurance Company to principle Millennium Offshore Group, Inc. in the amount of $2,500,000 dated December 26, 2001

                                 END OF EXHIBIT